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                                                                    Exhibit 10.8

                               EB2B COMMERCE, INC.

                  SUBSCRIPTION AGREEMENT made as of this ____ day of ________, 200_ between eB2B Commerce, Inc., a corporation organized under the laws of the State of New Jersey with offices at 757 Third Avenue, Suite 302, New York, New York 10017 (the "Company"), and the undersigned (the "Subscriber").

                  WHEREAS, the Company desires to issue a minimum of five (the "Minimum Offering") and a maximum of 20 (the "Maximum Offering") units ("Units") in a bridge financing (the "Bridge") on the terms and conditions set forth herein and in the Confidential Private Placement Term Sheet dated December 14, 2001 (together with all the Exhibits thereto, the "Term Sheet"), and the Subscriber desires to acquire the number of Units set forth on the signature page hereof; and

                  WHEREAS, each Unit shall consist of: (i) $100,000 principal amount of 7% senior subordinated secured promissory notes (the "Notes") in the form attached as Exhibit A to the Term Sheet and (ii) two-year warrants (the "Warrants") to purchase 200,000 shares (the "Warrant Shares") of the Company's common stock, $.0001 par value (the "Common Stock") at an exercise price per share equal to the average of the closing bid prices of the Common Stock for the five trading days immediately preceding the initial closing of the Bridge (the "Initial Closing"), subject to adjustment; and

                  WHEREAS, the Warrants shall be governed by the warrant agreement in the form attached as Exhibit B to the Term Sheet (the "Warrant Agreement"); and

                  WHEREAS, the Warrant Shares are entitled to registration rights on the terms set forth in this Subscription Agreement; and

                  WHEREAS, Commonwealth Associates, L.P. is acting as placement agent (the "Placement Agent") for the Bridge pursuant to a placement agency agreement dated December 14, 2001 between the Company and the Placement Agent (the "Agency Agreement"); and

                  WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire (the "Questionnaire").

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                  I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS
                     OF SUBSCRIBER

                  1.1 Subscription for Units. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "American Stock Transfer & Trust Company as escrow agent for eB2B Commerce, Inc." or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. American Stock Transfer & Trust Company (the "Escrow Agent") shall act as such in accordance with the terms and conditions of an escrow agreement to be entered into among the Placement Agent, the Company and the Escrow Agent. The Notes and Warrants shall be delivered by the Company within five (5) business days following the consummation of the Bridge as set forth in Article III hereof.

                  1.2 Reliance on Exemptions. The Subscriber acknowledges that the Bridge has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because of the Company's representations that this is intended to be a nonpublic offering exempt from the registration requirements of the 1933 Act of 1933, as amended (the "1933 Act") and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

                  1.3 Investment Purpose. The Subscriber represents that the Notes and Warrants comprising the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Notes, the Warrants or the Warrant Shares (collectively, the "Securities") unless they are registered under the 1933 Act or unless an exemption from such registration is available.

                  1.4 Accredited Investor. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Units. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

                  1.5 Risk of Investment. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;
(ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Maximum Offering will be completed or that any other funds will be available to the Company, in addition to all of the other risks set forth in the Company's SEC Documents (as defined in Section 2.5 hereof).

                  1.6 Information. The Subscriber acknowledges careful review of: (a) the Company's Registration Statement on Form SB-2 as amended on July 13, 2001, (b) the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2001, (c) the Company's Proxy Statement for the annual meeting of shareholders held on October 17, 2001, (d) the Company's Current Report on Form 8-K filed with the SEC on November 15, 2001, (e)

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the Term Sheet, (f) this Subscription Agreement, and (g) all exhibits, schedules and appendices which are part of the aforementioned documents (collectively, the "Offering Documents"), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Bridge, and any additional information which it has requested; and (iii) the Subscriber has been given the opportunity by the Placement Agent to review the Agency Agreement if it has requested.


                  1.7 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agent, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                  1.8 Tax Consequences. The Subscriber acknowledges that the Bridge may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                  1.9 Transfer or Resale. The Subscriber understands that Rule 144 (the "Rule") promulgated under the 1933 Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act or 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the 1933 Act, with the exception of certain registration rights covering the resale of the Warrant Shares set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

                  1.10 No Hedging Transactions. The Subscriber hereby agrees not to engage in any Hedging Transaction until such time as the Warrant Shares have been registered for resale under the 1933 Act or may otherwise be sold in the public market without an effective registration statement under the 1933 Act. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's

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Common Stock or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock.

                  1.11 Placement Agent. The Subscriber agrees that neither the Placement Agent or any of its directors, officers, employees or agents shall be liable to any Subscriber for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence.


                  1.12 Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Warrant Shares upon which it is stamped, if (a) such Warrant Shares are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Warrant Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Warrant Shares may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  1.13 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and
(ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

                  1.14 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

                                       4




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                  1.15 Address. The Subscriber hereby represents that the
address of Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

                  1.16 Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares comprising the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares comprising the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

                  1.17 NASD Member. The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                  II. REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

                  2.1 Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company, or on the transactions contemplated hereby, or by the other Offering Documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Offering Documents. The Company does not have any operating subsidiaries other than as set forth in the Offering Documents and all of the non-operating subsidiaries are wholly-owned by the Company.

                  2.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and the other Offering Documents, to file and perform its obligations under the

                                       5




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Offering Documents, and to issue the Securities in accordance with the terms of the Offering Documents. The execution and delivery of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated by the Offering Documents, including without limitation the issuance of the Securities, have been duly authorized by the Company's board of directors and no further consent or authorization is required by the Company, its board of directors or its stockholders.

                  2.3 Issuance of Securities. The issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the Offering Documents, shall be (a) duly authorized, validly issued, fully paid and non-assessable, and (b) free from all taxes, liens and charges with respect to the issue thereof.

                  2.4 No Conflicts. The execution, delivery and performance of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated therein, will not (a) result in a violation of the Company's Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company, or the Company's bylaws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, lease, license or instrument (including without limitation, any document filed as an exhibit to any of the Company's SEC Documents (as defined below)), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market, Inc.) applicable to the Company or by which any property or asset of the Company is bound or affected.

                  2.5 SEC Documents; Financial Statements. Since September 30, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has made available to the Subscriber or its representatives copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary

                                       6




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statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that will not be material). As of the date hereof, the Company meets the requirements for the use of Form S-3 for registration of the resale of the Warrant Shares.

                  2.6 Absence of Litigation. Except as set forth in the Offering Documents or the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Nasdaq Stock Market, Inc., any court, public board, government agency, self-regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company or any of the Company's officers or directors in their capacities as such which would have a Material Adverse Effect.

                  2.7 Securities Law Compliance. The offer, offer for sale, and sale of the Units have not been registered with the SEC. The Units are to be offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will conduct the Bridge in compliance with the requirements of Regulation D under the 1933 Act, and the Company will file all appropriate notices of offering with the SEC.

                  2.8 Disclosure. None of the representations and warranties of the Company appearing in this Subscription Agreement or any information appearing in any of the Offering Documents, when considered together as a whole, contains, or on any Closing Date (as defined in Section 3.1 below) will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

                  III. TERMS OF SUBSCRIPTION

                  3.1 Offering Period. The subscription period will begin as of December 13, 2001 and will terminate at 11:59 PM Eastern time on February 11, 2002, unless extended by mutual agreement of the Company and the Placement Agent for up to an additional 30 days (the "Termination Date"). Provided the Minimum Offering shall have been subscribed for, funds representing the sale thereof shall have cleared, all conditions to closing set forth in the Agency Agreement have been satisfied or waived and neither the Company nor the Placement Agent have notified the other that they do not intend to effect the closing of the Minimum Offering, the Initial Closing shall take place at the offices of counsel to the Placement Agent, Loeb & Loeb, 345 Park Avenue, New York, New York 10154, within three business days thereafter (but in no event later than three days following the Termination Date, which closing date may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Initial Closing, payment for the Units issued and sold by the Company shall be made against delivery of the Notes and Warrants comprising such Units. Subsequent closings (each of which shall be deemed a "Closing" hereunder) shall take place by mutual agreement of the Company and the Placement Agent. The date of the last closing of the Bridge is hereinafter referred to as

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the "Final Closing" and the date of any Closing hereunder is hereinafter referred to as a "Closing Date".

                  3.2 Expenses; Fees. Simultaneously with payment for and delivery of the Units at each Closing, the Company shall pay to the Placement Agent a cash fee equal to 10% of the gross proceeds of the Units sold , which fee shall be applied to the placement fee payable in connection with a contemplated subsequent private placement through the Placement Agent whether on the terms contemplated by the letter of intent dated November 29, 2001 or otherwise (the "Subsequent Financing"). The Company shall also reimburse the Placement Agent for up to $50,000 of its actual out-of-pocket expenses incurred in connection with the Bridge and the Subsequent Financing, including, without limitation, the reasonable fees and expenses of its counsel (Loeb & Loeb LLP), due diligence investigation expenses, travel and mailing expenses. The Company shall also pay all expenses in connection with the qualification of the Securities under the blue sky laws of the states which the Placement Agent shall designate, including legal fees, filing fees and disbursements of Placement Agent's counsel in connection with such blue sky matters.

                  3.3 Escrow. Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent. If the Company shall not have obtained subscriptions (including this subscription) for purchases of at least five Units ($500,000) on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to Section 3.5 hereof.

                  3.4 Certificates. The Subscriber hereby authorizes and directs the Company, upon each Closing in the Bridge, to deliver the Notes and Warrants to be issued to such Subscriber pursuant to this Subscription Agreement either
(a) to the Subscriber's address indicated in the Questionnaire, or (b) directly to the Subscriber's account maintained with the Placement Agent, if any.

                  3.5 Return of Funds. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                  IV. REGISTRATION RIGHTS

                  4.1 Automatic Registration. The Company hereby agrees with the holders of the Securities or their transferees (other than a transferee who acquires shares pursuant to Rule 144 or an effective registration statement) (collectively, the "Holders") that no later than three months following the date of the Initial Closing, the Company shall prepare and file a registration statement under the 1933 Act with the SEC covering the resale of the Shares, and the Company will use its best efforts to cause such registration to become effective within three months thereafter. In the event that the Company's registration statement has not been declared effective by the SEC within six months following the date of the Initial Closing or if the registration statement has been suspended beyond 30 days in any one instance or a total of 60

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days in any 365-day period, the Conversion Price shall be reduced by 5% for each month (or portion thereof) until such time as the registration is effective or the suspension ceases and the prospectus may be used. The Company's obligation to keep the registration statement effective shall continue until the earlier of
(a) the date that all of the Warrant Shares have been sold pursuant to Rule 144 under the 1933 Act or an effective registration statement, or (b) such time as the Warrant Shares are eligible for immediate resale pursuant to Rule 144(k) under the 1933 Act.

                  4.2 "Piggyback" Registration Rights. At any time after the Initial Closing, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the 1933 Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Warrant Shares. Upon the written request from any Holders (the "Requesting Holders"), within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Warrant Shares covered by such request (the "Requested Stock") held by the Requesting Holders to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Warrant Shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. The obligation of the Company under this Section
4.2 shall not apply after the earlier of (a) the date that all of the Warrant Shares have been sold pursuant to Rule 144 under the 1933 Act or an effective registration statement, or (b) such time as the Warrant Shares are eligible for immediate resale pursuant to Rule 144(k) under the 1933 Act.

                  4.3 Registration Procedures. To the extent required by Sections 4.1 or 4.2, the Company will:

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


                  (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                  (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

                  (h) prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                  (i) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and

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


promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Warrant Shares, including completion of customary questionnaires. Failure to do so may result in exclusion of such Holders' Warrant Shares from the registration statement.

                  4.4 Expenses.

                  (a) With respect to the any registration required pursuant to
Section 4.1 or 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes and the cost of their own counsel.

                  (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

                  4.5 Indemnification.

                  (a) The Company will indemnify and hold harmless each Holder of Warrant Shares which are included in a registration statement pursuant to the provisions of Sections 4.1 and 4.2 hereof, its directors and officers, and any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (b) Each Holder of Warrant Shares included in a registration pursuant to the provisions of Sections 4.1 or 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  V. INVESTMENT IN SUBSEQUENT FINANCING

                  5.1 Cancellation of Notes. In the event that prior to the Maturity Date (as defined in the Notes) the Company completes a Subsequent Financing, the outstanding Principal Amount of the Notes shall be cancelled as payment for an investment in the securities sold in the Subsequent Financing.

                  5.2 No Action Required. The Subscriber agrees that its investment in the Subsequent Financing will be made without any further action on the part of the Subscriber; however, the Subscriber agrees to execute and deliver all documents reasonably requested by the Company to effectuate such investment.

                  5.3 Reliance on Representations. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Questionnaire in connection with the Subscriber's investment in the Subsequent Financing.

                  VI. MISCELLANEOUS

                  6.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

eB2B Commerce, Inc.
757 Third Avenue
New York, New York 10017
Telephone:  (212) 703-2000
Facsimile:  (212)
Attention:  Peter J. Fiorillo

With a copy to:

Kaufman & Moomjian, LLC
50 Charles Lindbergh Blvd.
Mitchel Field, New York
Telephone:  (516) 222-5100
Facsimile:  (516) 222-5110
Attention:  Gary Moomjian, Esq.

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

                  6.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (or if prior to the Closing, the Subscribers purchasing at least a majority of the Units to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

                  6.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

                  6.4 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

                  6.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

                  6.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes and the Warrants. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

                  6.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  6.8 Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article VI shall survive the Final Closing for a period of two years.

                  6.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

                  6.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  6.11 Legal Representation. The Subscriber acknowledges that:
(a) it has read this Subscription Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Kaufman & Moomjian, LLC, counsel to the Company; (c) it understands that the Placement Agent has been represented by Loeb & Loeb LLP, counsel to the Placement Agent, and that such counsel has not represented and is not representing the Subscriber; (d) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (e) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

                  6.12 Expenses of Enforcement. The Company shall pay all fees and expenses (including reasonable fees and expenses of counsel and other professionals) incurred by the Subscriber or any successor holder of Securities in enforcing any of its rights and remedies under this Subscription Agreement.

                  6.13 Confidentiality. The Subscriber agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material.

                  6.14 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

---------------------------------------           --------------------------------------------
Signature of Subscriber                           Signature of Co-Subscriber

---------------------------------------           --------------------------------------------
Name of Subscriber                                Name of Co-Subscriber
[please print]                                    [please print]

---------------------------------------           --------------------------------------------
Address of Subscriber                             Address of Co-Subscriber

---------------------------------------           --------------------------------------------
Social Security or Taxpayer                       Social Security or Taxpayer Identification
Identification Number of Subscriber               Number of Co-Subscriber

---------------------------------------           --------------------------------------------
Subscriber's Account Number
at Commonwealth Associates

---------------------------------------
Dollar Amount of Units Subscribed For

*If Subscriber is a Registered
Representative with an NASD member firm,
have the following
acknowledgment signed by the appropriate
party:
The undersigned NASD member firm                  Subscription Accepted:
acknowledges receipt of the notice required by
Rule 3040 of the NASD Conduct Rules.              EB2B COMMERCE, INC.

                                                  By:
---------------------------------------              -----------------------------------------
Name of NASD Member Firm                          Name:
                                                  Title:
By
  -------------------------------------
  Authorized Officer
                                                  --------------------------------------------
                                                  Dollar Amount of Subscription Accepted

                            SCHEDULE TO EXHIBIT 10.8
                           UNIT SUBSCRIPTION AGREEMENT
                         CONVERTIBLE NOTES AND WARRANTS


                                                                Convertible Notes and Warrants
                                                                Underlying Units Subscribed For
                                                     ------------------------------------------------------
                                                          Amount of                            Number of
Name of Subscriber                                   Convertible Notes                          Warrants
------------------                                   -----------------                          --------
Alpine Ventures Capital Partners, L.P.                  $  500,000                              1,000,000
Chesed Congregations of America                            290,000                                580,000
J.F. Shea & Co., Inc.                                      400,000                                800,000
Levitin, Eli                                                10,000                                 20,000
Priddy, Robert                                             700,000                              1,400,000
Safier, Jacob                                              100,000                                200,000

TOTAL                                                   $2,000,000                              4,000,000